[FORM OF FACE OF RECEIPT]



NUMBER                                                               SHARES
  1                                                                  40,000




                       FIRST INDUSTRIAL REALTY TRUST, INC.
                       Series B Cumulative Preferred Stock
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND



                  This Certifies that FIRST CHICAGO TRUST COMPANY OF NEW YORK, as Depositary is the owner of Forty Thousand Series B Cumulative Preferred Shares, such Shares are fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

                  In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.




Dated:  May 14, 1997





                                     [LOGO]





SECRETARY AND TREASURER                                               PRESIDENT

                          [FORM OF REVERSE OF RECEIPT]

                       FIRST INDUSTRIAL REALTY TRUST, INC.


     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS QUALIFICATION AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. NO PERSON MAY BENEFICIALLY OWN SHARES OF STOCK IN EXCESS OF 9.9% (OR SUCH GREATER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING STOCK OF THE CORPORATION. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN SHARES OF STOCK IN EXCESS OF THE ABOVE LIMITATION MUST IMMEDIATELY NOTIFY THE CORPORATION. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION'S ARTICLES OF INCORPORATION, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SHARES OF STOCK REPRESENTED HEREBY MAY BE AUTOMATICALLY EXCHANGED FOR SHARES OF EXCESS STOCK WHICH WILL BE HELD IN TRUST BY THE CORPORATION.

     THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSIONS AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND, WITH RESPECT TO ANY PREFERRED OR SPECIAL CLASS IN A SERIES, THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM-- as tenants in common    UNIF GIFT MIN ACT--.....Custodian......(Minor)
TEN ENT-- as tenants by the       under Uniform Gifts to Minors Act..... (State)
          entireties
JT TEN --  as joint tenants with
          right of survivorship
          and not as tenants in
          common

For value received, the undersigned hereby     PLEASE INSERT SOCIAL SECURITY OR
OTHER sells, assigns and transfers unto        IDENTIFYING NUMBER OF ASSIGNEE

                                               --------------------------------
-----------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND
ADDRESS OF ASSIGNEE                            --------------------------------


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___________________________________Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints _____________ ____________ Attorney to transfer the said shares of the within-named Corporation with full power of substitution in the premises.

Dated____________________________


             In presence of           ________________________________________


__________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.